Exhibit 99.1

NEWS RELEASE
FOR IMMEDIATE RELEASE:	FOR MORE INFORMATION, CONTACT:
October 25, 2016	David D. Brown
(276) 326-9000

First Community Bancshares, Inc. Announces Third Quarter 2016 Results

and Quarterly Dividend

Bluefield, Virginia – First Community Bancshares, Inc. (NASDAQ: FCBC) (www.fcbinc.com) (the “Company”) today reported its unaudited results of operations and other financial information for the quarter and nine months ended September 30, 2016. The Company reported net income available to common shareholders of $6.38 million, or $0.37 per diluted common share for the quarter ended September 30, 2016, which represents an 8.82% increase in per share earnings compared to the same quarter of 2015. Net income available to common shareholders was $18.72 million, or $1.07 per diluted common share for the nine months ended September 30, 2016, which represents a 10.31% increase in per share earnings compared to the same period of 2015.

The Company also announced today that the Board of Directors declared a quarterly cash dividend to common shareholders of sixteen cents ($0.16) per common share. The quarterly dividend is payable to common shareholders of record on November 4, 2016, and is expected to be paid on or about November 18, 2016. The current year marks the 31st consecutive year of cash dividends paid to stockholders.

On July 15, 2016, the Company completed the previously announced branch exchange with First Bank, North Carolina, pursuant to which First Community Bank (the “Bank”) sold six branches in the Winston-Salem and Mooresville areas of North Carolina and acquired seven branches in Southwestern Virginia. At closing, First Bank assumed total assets of $158.25 million, including total loans of $154.03 million, and total liabilities of $111.20 million, including total deposits of $110.99 million. The Company received a deposit premium from First Bank of $4.07 million and recorded a net gain of $3.07 million in connection with the divestiture transaction. At closing, the acquired branches added total assets of $156.88 million, including total loans of $151.04 million, and total liabilities of $134.41 million, including total deposits of $134.26 million. The Company paid a deposit premium to First Bank of $3.84 million and recorded goodwill of $2.45 million in connection with the branch acquisitions.

On October 1, 2016, the Company sold two North Carolina offices operating under the Greenpoint Insurance Group, Inc. trade name and two Virginia offices operating under the trade name Carr & Hyde Insurance to Ascension Insurance Agency, Inc. The transaction does not impact the Company’s in-branch insurance offices operating as First Community Insurance Services, Inc. in West Virginia and Virginia.

Third Quarter 2016 Highlights

●	Income Statement
o	Net income available to common shareholders increased $124 thousand, or 1.98%, to $6.38 million compared to the same quarter of 2015.
o	Diluted earnings per share increased $0.03, or 8.82%, to $0.37 compared to the same quarter of 2015.
o	Core, non-GAAP diluted earnings per common share increased $0.04 to $0.38 compared to the same quarter of 2015.
o	The net interest margin decreased 10 basis points to 3.95%, while the normalized net interest margin increased 9 basis points to 3.77% compared to the same quarter of 2015.

●	Balance Sheet
o	The non-covered loan portfolio increased $151.04 million, or 9.30%, compared to December 31, 2015.
o	Book value per common share increased $0.92 to $19.87 compared to December 31, 2015.
o	The Company repurchased 171,225 common shares during the quarter resulting in 1,152,776 shares repurchased year-to-date. The Company has repurchased 3.93 million shares since September 30, 2013.
o	The Company and its subsidiary bank both significantly exceed regulatory “well capitalized” targets as of September 30, 2016.

1

●	Asset Quality
o	Annualized net charge-offs were only 0.07% of average loans compared to 0.10% for the same period of the prior year.
o	Total nonperforming assets decreased $2.63 million compared to December 31, 2015, and decreased $2.32 million compared to September 30, 2015.
o	Total non-covered nonperforming assets decreased $1.08 million compared to December 31, 2015, and decreased $549 thousand compared to September 30, 2015.
o	Non-covered delinquent loans, which are comprised of loans 30 days or more past due and nonaccrual loans, as a percentage of total non-covered loans improved 21 basis points to 1.51% as of September 30, 2016, from 1.72% as of December 31, 2015.
o	The Company recognized a net loan loss recovery of $1.15 million as a result of the reversal of $1.35 million in loan loss provisions related to loans sold to First Bank.

Non-GAAP Financial Measures

The Company prepares its financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”). This press release also refers to certain non-GAAP financial measures that the Company believes provide investors with important information, when used in conjunction with results presented in accordance with GAAP, regarding its operational performance. The Company’s non-GAAP financial measures presented in this release include core earnings, the efficiency ratio, tangible book value per common share, average tangible common equity, and normalized net interest margin. Management believes that core earnings provide the Company and investors a valuable tool to evaluate the Company’s financial results. Management believes that the efficiency ratio provides important information about the Company’s operating expense control and efficiency of operations. Management also believes this ratio focuses attention on the core operating performance of the Company over time and is highly useful in comparing period-to-period operating performance of core business operations. The efficiency ratio used by the Company may not be comparable to efficiency ratios reported by other financial institutions. The reconciliations of these measures to GAAP measures are provided within this news release.

About First Community Bancshares, Inc.

First Community Bancshares, Inc., a financial holding company headquartered in Bluefield, Virginia, provides banking products and services through its wholly-owned subsidiary First Community Bank. First Community Bank operated 48 branch banking locations throughout Virginia, West Virginia, North Carolina, and Tennessee as of September 30, 2016. First Community Bank offers wealth management and investment services through its wholly-owned subsidiary First Community Wealth Management and the Bank’s Trust Division, which collectively managed $767 million in combined assets as of September 30, 2016. The Company’s common stock is listed on the NASDAQ Global Select Market under the trading symbol, “FCBC”. The Company reported consolidated assets of $2.45 billion as of September 30, 2016. Additional investor information is available on the Company’s website at www.fcbinc.com.

This news release may include forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company’s Securities and Exchange Commission reports including, but not limited to, the Annual Report on Form 10-K for the most recent fiscal year end. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

2

Financial Performance

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,
(Amounts in thousands, except share and per share data)	2016	2016	2016	2015	2015	2016	2015
Interest income
Interest and fees on loans	$21,952	$22,237	$21,573	$21,633	$22,259	$65,762	$65,999
Interest on securities	1,643	1,891	1,957	2,023	2,056	5,491	6,180
Interest on deposits in banks	26	9	20	21	33	55	246
Total interest income	23,621	24,137	23,550	23,677	24,348	71,308	72,425
Interest expense
Interest on deposits	1,133	1,087	1,114	1,202	1,384	3,334	4,676
Interest on borrowings	1,367	1,359	1,325	1,300	1,295	4,051	4,171
Total interest expense	2,500	2,446	2,439	2,502	2,679	7,385	8,847
Net interest income	21,121	21,691	21,111	21,175	21,669	63,923	63,578
(Recovery of) provision for loan losses	(1,154)	722	1,187	434	381	755	1,757
Net interest income after(recovery) provision	22,275	20,969	19,924	20,741	21,288	63,168	61,821
Total noninterest income	5,895	7,030	7,903	7,483	7,074	20,828	22,047
Total noninterest expense	18,557	18,722	18,814	19,083	19,019	56,093	57,088
Income before income taxes	9,613	9,277	9,013	9,141	9,343	27,903	26,780
Income tax expense	3,230	3,022	2,929	2,993	3,084	9,181	8,388
Net income	6,383	6,255	6,084	6,148	6,259	18,722	18,392
Dividends on preferred stock	-	-	-	-	-	-	105
Net income available to common shareholders	$6,383	$6,255	$6,084	$6,148	$6,259	$18,722	$18,287

Earnings per common share
Basic	$0.37	$0.36	$0.34	$0.34	$0.34	$1.07	$0.98
Diluted	0.37	0.36	0.34	0.34	0.34	1.07	0.97
Cash dividends per common share	0.16	0.14	0.14	0.14	0.14	0.44	0.40
Weighted average shares outstanding
Basic	17,031,074	17,414,320	17,859,197	18,193,824	18,470,348	17,433,406	18,644,679
Diluted	17,083,526	17,462,845	17,892,531	18,226,719	18,500,975	17,475,211	18,895,909
Performance ratios
Return on average assets	1.03%	1.02%	0.99%	0.99%	1.00%	1.01%	0.96%
Return on average common equity	7.58%	7.47%	7.15%	7.05%	7.18%	7.40%	7.07%
Return on average tangible common equity(1)	11.07%	10.88%	10.34%	10.17%	10.38%	10.76%	10.23%

(1)	A non-GAAP financial measure defined as average stockholders’ equity less average goodwill, other intangibles, and preferred stock liquidation preference

RECONCILIATION OF GAAP NET INCOME TO CORE EARNINGS (Unaudited)

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,
(Amounts in thousands, except per share data)	2016	2016	2016	2015	2015	2016	2015
Net income, GAAP	$6,383	$6,255	$6,084	$6,148	$6,259	$18,722	$18,392
Non-GAAP adjustments:
Net gain on divestiture	(3,065)	-	-	-	-	(3,065)	-
Allowance reversal for sold loans	(1,354)	-	-	-	-	(1,354)	-
Merger, acquisition, and divestiture expense	226	410	39	-	-	675	86
Net (gain) loss on sale of securities	(25)	79	(1)	7	39	53	(151)
FHLB debt prepayment fees	-	-	-	-	-	-	1,702
Net impairment losses	4,635	11	-	-	-	4,646	-
Other non-core items	(264)	-	(240)	31	(75)	(504)	(1,035)
Total adjustments to core earnings	153	500	(202)	38	(36)	451	602
Tax effect	56	184	(74)	14	(13)	166	646
Core earnings, non-GAAP(1)	$6,480	$6,571	$5,956	$6,172	$6,236	$19,007	$18,348

Core diluted earnings per common share	$0.38	$0.38	$0.33	$0.34	$0.34	$1.09	$0.97
Performance ratios
Core return on average assets	1.05%	1.07%	0.97%	0.99%	1.00%	1.03%	0.97%
Core return on average common equity	7.70%	7.85%	7.00%	7.08%	7.16%	7.51%	7.09%
Core return on average tangible common equity(2)	11.24%	11.43%	10.12%	10.21%	10.34%	10.92%	10.26%

(1)	A non-GAAP financial measure that excludes gains, losses, and impairment losses on securities; goodwill and intangible impairment; taxes; and other non-recurring income and expense items from net income
(2)	A non-GAAP financial measure defined as average stockholders’ equity less average goodwill, other intangibles, and preferred stock liquidation preference

3

Net Interest Income and Margin

AVERAGE BALANCE SHEETS AND NET INTEREST INCOME ANALYSIS (Unaudited)

	Three Months Ended September 30,
	2016			2015
	Average		Average Yield/	Average		Average Yield/
(Amounts in thousands)	Balance	Interest(1)	Rate(1)	Balance	Interest(1)	Rate(1)
Assets
Earning assets
Loans(2)	$1,820,899	$21,974	4.80%	$1,675,787	$22,291	5.28%
Securities available for sale	266,162	1,941	2.90%	382,099	2,394	2.49%
Securities held to maturity	72,210	189	1.04%	72,624	195	1.07%
Interest-bearing deposits	19,025	26	0.54%	48,750	33	0.27%
Total earning assets	2,178,296	24,130	4.41%	2,179,260	24,913	4.53%
Other assets	282,310			305,331
Total assets	$2,460,606			$2,484,591

Liabilities and stockholders' equity
Interest-bearing deposits
Demand deposits	$337,893	$60	0.07%	$335,831	$52	0.06%
Savings deposits	523,503	62	0.05%	532,445	83	0.06%
Time deposits	529,344	1,011	0.76%	613,598	1,249	0.81%
Total interest-bearing deposits	1,390,740	1,133	0.32%	1,481,874	1,384	0.37%
Borrowings
Federal funds purchased	3,696	6	0.65%	7	-	-
Retail repurchase agreements	64,385	12	0.07%	72,740	16	0.09%
Wholesale repurchase agreements	50,000	473	3.76%	50,000	473	3.75%
FHLB advances and other borrowings	133,838	876	2.60%	80,985	806	3.95%
Total borrowings	251,919	1,367	2.16%	203,732	1,295	2.52%
Total interest-bearing liabilities	1,642,659	2,500	0.61%	1,685,606	2,679	0.63%
Noninterest-bearing demand deposits	462,588			433,164
Other liabilities	20,462			20,028
Total liabilities	2,125,709			2,138,798
Stockholders' equity	334,897			345,793
Total liabilities and stockholders' equity	$2,460,606			$2,484,591
Net interest income, FTE		$21,630			$22,234
Net interest rate spread			3.80%			3.90%
Net interest margin			3.95%			4.05%

(1)	Fully taxable equivalent ("FTE") basis based on the federal statutory rate of 35%
(2)	Nonaccrual loans are included in average balances; however, no related interest income is recorded during the period of nonaccrual.

4

AVERAGE BALANCE SHEETS AND NET INTEREST INCOME ANALYSIS (Unaudited)

	Nine Months Ended September 30,
	2016			2015
	Average		Average Yield/	Average		Average Yield/
(Amounts in thousands)	Balance	Interest(1)	Rate(1)	Balance	Interest(1)	Rate(1)
Assets
Earning assets
Loans(2)	$1,775,744	$65,836	4.95%	$1,675,118	$66,107	5.28%
Securities available for sale	318,891	6,403	2.68%	358,690	7,225	2.69%
Securities held to maturity	72,350	575	1.06%	70,454	577	1.09%
Interest-bearing deposits	13,288	55	0.55%	125,295	246	0.26%
Total earning assets	2,180,273	72,869	4.47%	2,229,557	74,155	4.45%
Other assets	287,784			311,825
Total assets	$2,468,057			$2,541,382

Liabilities and stockholders' equity
Interest-bearing deposits
Demand deposits	$339,920	$177	0.07%	$342,639	$156	0.06%
Savings deposits	533,799	191	0.05%	532,641	289	0.07%
Time deposits	527,056	2,966	0.75%	655,314	4,231	0.86%
Total interest-bearing deposits	1,400,775	3,334	0.32%	1,530,594	4,676	0.41%
Borrowings
Federal funds purchased	5,393	26	0.64%	2	-	0.00%
Retail repurchase agreements	69,347	37	0.07%	70,325	53	0.10%
Wholesale repurchase agreements	50,000	1,410	3.77%	50,000	1,405	3.76%
FHLB advances and other borrowings	124,803	2,578	2.76%	91,305	2,713	3.97%
Total borrowings	249,543	4,051	2.17%	211,632	4,171	2.64%
Total interest-bearing liabilities	1,650,318	7,385	0.60%	1,742,226	8,847	0.68%
Noninterest-bearing demand deposits	457,250			429,661
Other liabilities	22,581			20,472
Total liabilities	2,130,149			2,192,359
Stockholders' equity	337,908			349,023
Total liabilities and stockholders' equity	$2,468,057			$2,541,382
Net interest income, FTE		$65,484			$65,308
Net interest rate spread			3.88%			3.77%
Net interest margin			4.01%			3.92%

(1)	Fully taxable equivalent ("FTE") basis based on the federal statutory rate of 35%
(2)	Nonaccrual loans are included in average balances; however, no related interest income is recorded during the period of nonaccrual.

5

RECONCILIATION OF GAAP NET INTEREST MARGIN TO NON-GAAP NORMALIZED NET INTEREST MARGIN (Unaudited)

	Three Months Ended September 30,
	2016		2015
(Amounts in thousands)	Interest(1)	Average Yield/ Rate(1)	Interest(1)	Average Yield/ Rate(1)
Earning assets
Loans(2)	$21,974	4.80%	$22,291	5.28%
Accretion income	1,683		2,930
Less: cash accretion income	699		903
Non-cash accretion income	984		2,027
Loans, normalized(3)	20,990	4.59%	20,264	4.80%
Other earning assets	2,156	2.40%	2,622	2.07%
Total earning assets	23,146	4.23%	22,886	4.17%
Total interest-bearing liabilities	2,500	0.61%	2,679	0.63%
Net interest income, FTE(3)	$20,646		$20,207
Net interest rate spread, normalized(3)		3.62%		3.54%
Net interest margin, normalized(3)		3.77%		3.68%

(1)	FTE basis based on the federal statutory rate of 35%
(2)	Nonaccrual loans are included in average balances; however, no related interest income is recorded during the period of nonaccrual.
(3)	Normalized totals are non-GAAP financial measures that exclude non-cash loan interest accretion related to PCI loans.

	Nine Months Ended September 30,
	2016		2015
(Amounts in thousands)	Interest(1)	Average Yield/ Rate(1)	Interest(1)	Average Yield/ Rate(1)
Earning assets
Loans(2)	$65,836	4.95%	$66,107	5.28%
Accretion income	6,183		8,765
Less: cash accretion income	2,290		3,326
Non-cash accretion income	3,893		5,439
Loans, normalized(3)	61,943	4.66%	60,668	4.84%
Other earning assets	7,033	2.32%	8,048	1.94%
Total earning assets	68,976	4.23%	68,716	4.12%
Total interest-bearing liabilities	7,385	0.60%	8,847	0.68%
Net interest income, FTE(3)	$61,591		$59,869
Net interest rate spread, normalized(3)		3.63%		3.44%
Net interest margin, normalized(3)		3.77%		3.59%

(1)	FTE basis based on the federal statutory rate of 35%
(2)	Nonaccrual loans are included in average balances; however, no related interest income is recorded during the period of nonaccrual.
(3)	Normalized totals are non-GAAP financial measures that exclude non-cash loan interest accretion related to PCI loans.

6

Noninterest Income and Expense

CONDENSED QUARTERLY STATEMENTS OF INCOME (Unaudited)

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,
(Amounts in thousands)	2016	2016	2016	2015	2015	2016	2015
Noninterest income
Wealth management	653	810	684	744	790	2,147	2,231
Service charges on deposits	3,494	3,361	3,291	3,563	3,744	10,146	10,154
Other service charges and fees	2,024	2,054	2,010	2,058	1,974	6,088	5,987
Insurance commissions	1,592	1,600	2,191	1,563	1,650	5,383	5,336
Net impairment losses recognized in earnings	(4,635)	(11)	-	-	-	(4,646)	-
Net (loss) gain on sale of securities	25	(79)	1	(7)	(39)	(53)	151
Net FDIC indemnification asset amortization	(1,369)	(1,328)	(1,159)	(1,200)	(1,768)	(3,856)	(5,179)
Net gain on divestiture	3,065	-	-	-	-	3,065	-
Other operating income	1,046	623	885	762	723	2,554	3,367
Total noninterest income	5,895	7,030	7,903	7,483	7,074	20,828	22,047
Noninterest expense
Salaries and employee benefits	9,828	10,198	10,475	10,268	9,971	30,501	29,357
Occupancy expense	1,249	1,359	1,531	1,413	1,443	4,139	4,404
Furniture and equipment expense	1,066	1,109	1,096	1,345	1,259	3,271	3,854
Amortization of intangibles	316	277	278	281	281	871	837
FDIC premiums and assessments	363	372	374	332	377	1,109	1,181
FHLB debt prepayment fees	-	-	-	-	-	-	1,702
Merger, acquisition, and divestiture expense	226	410	39	-	-	675	86
Other operating expense	5,509	4,997	5,021	5,444	5,688	15,527	15,667
Total noninterest expense	18,557	18,722	18,814	19,083	19,019	56,093	57,088

Efficiency Ratio

EFFICIENCY RATIO CALCULATION (Unaudited)

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,
(Amounts in thousands)	2016	2016	2016	2015	2015	2016	2015
Noninterest expense, GAAP	$18,557	$18,722	$18,814	$19,083	$19,019	$56,093	$57,088
Non-GAAP adjustments
Merger, acquisition, and divestiture expense	(226)	(410)	(39)	-	-	(675)	(86)
FHLB debt prepayment fees	-	-	-	-	-	-	(1,702)
OREO expense and net loss	(278)	(247)	(711)	(475)	(1,220)	(1,236)	(1,963)
Goodwill impairment	-	-	-	-	-	-	-
Other non-core items	(168)	(30)	(174)	(61)	15	(372)	(198)
Adjusted noninterest expense	17,885	18,035	17,890	18,547	17,814	53,810	53,139

Net interest income, GAAP	21,121	21,691	21,111	21,175	21,669	63,923	63,578
Noninterest income, GAAP	5,895	7,030	7,903	7,483	7,074	20,828	22,047
Non-GAAP adjustments
Tax equivalency adjustment	509	521	531	548	565	1,561	2,402
Net impairment losses	4,635	11	-	-	-	4,646	-
Net (gain) loss on sale of securities	(25)	79	(1)	7	39	53	(151)
Net gain on divestiture	(3,065)	-	-	-	-	(3,065)	-
Other non-core items	(432)	(30)	(414)	(30)	(60)	(876)	(1,233)
Adjusted net interest and noninterest income	28,638	29,302	29,130	29,183	29,287	87,070	86,643

Non-GAAP efficiency ratio(1)	62.45%	61.55%	61.41%	63.55%	60.83%	61.80%	61.33%
GAAP efficiency ratio	68.69%	65.19%	64.84%	66.59%	66.17%	66.19%	66.67%

(1)	A non-GAAP financial measure computed by dividing adjusted noninterest expense by the sum of tax equivalent net interest income and adjusted noninterest income

7

Balance Sheet and Capital

CONDENSED CONSOLIDATED QUARTERLY BALANCE SHEETS (Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(Amounts in thousands, except per share data)	2016	2016	2016	2015	2015
Assets
Total cash and cash equivalents	65,929	44,301	39,587	51,787	62,024
Securities available for sale	220,856	322,699	338,469	366,173	382,212
Securities held to maturity	72,182	72,239	72,485	72,541	72,596
Loans held for sale	-	-	-	-	523
Loans held for investment, net of unearned income
Non-covered	1,774,547	1,733,398	1,685,891	1,623,506	1,600,271
Covered	61,837	68,585	76,538	83,035	90,203
Less allowance for loan losses	(19,633)	(21,099)	(20,467)	(20,233)	(20,127)
Loans held for investment, net	1,816,751	1,780,884	1,741,962	1,686,308	1,670,347
FDIC indemnification asset	14,332	16,431	18,787	20,844	22,049
Premises and equipment, net	50,564	50,199	50,799	52,756	53,442
Other real estate owned, non-covered	4,052	4,187	5,313	4,873	5,088
Other real estate owned, covered	2,437	2,017	2,279	4,034	4,079
Interest receivable	5,498	6,115	5,968	6,007	5,910
Goodwill	101,776	100,486	100,486	100,486	100,810
Other intangible assets	7,964	4,688	4,965	5,243	5,583
Other assets	87,932	91,082	89,187	91,224	93,453
Total assets	$2,450,273	$2,495,328	$2,470,287	$2,462,276	$2,478,116

Liabilities
Deposits
Noninterest-bearing	$473,509	$451,003	$453,336	$451,511	$442,021
Interest-bearing	1,388,390	1,373,412	1,421,329	1,421,748	1,460,881
Total deposits	1,861,899	1,824,415	1,874,665	1,873,259	1,902,902
Interest, taxes, and other liabilities	26,599	25,553	24,576	26,630	25,356
Federal funds purchased	-	42,000	18,000	-	-
Securities sold under agreements to repurchase	118,532	113,392	134,661	138,614	124,076
FHLB borrowings	90,000	140,000	65,000	65,000	65,000
Other borrowings	15,707	15,756	15,756	15,756	15,955
Total liabilities	2,112,737	2,161,116	2,132,658	2,119,259	2,133,289

Stockholders' equity
Common stock	21,382	21,382	21,382	21,382	21,382
Additional paid-in capital	227,884	227,791	227,725	227,692	227,621
Retained earnings	166,689	163,030	159,223	155,647	152,046
Treasury stock, at cost	(78,789)	(74,974)	(64,968)	(56,457)	(52,484)
Accumulated other comprehensive income (loss)	370	(3,017)	(5,733)	(5,247)	(3,738)
Total stockholders' equity	337,536	334,212	337,629	343,017	344,827
Total liabilities and stockholders' equity	$2,450,273	$2,495,328	$2,470,287	$2,462,276	$2,478,116

Shares outstanding at period-end	16,988,972	17,155,322	17,631,011	18,098,141	18,313,425
Book value per common share(1)	$19.87	$19.48	$19.15	$18.95	$18.83
Tangible book value per common share(2)	13.41	13.35	13.17	13.11	13.02

(1)	Stockholders' equity divided by as-converted common shares outstanding
(2)	A non-GAAP financial measure defined as stockholders’ equity less goodwill and other intangibles, divided by as-converted common shares outstanding

8

Asset Quality

SELECTED CREDIT QUALITY INFORMATION (Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(Amounts in thousands)	2016	2016	2016	2015	2015
Allowance for Loan Losses
Beginning balance	$21,099	$20,467	$20,233	$20,127	$20,258
(Recovery of) provision for loan losses charged to operations	(1,154)	722	1,187	434	381
(Recovery of) provision for loan losses recorded through the FDIC indemnification asset	-	(10)	9	-	(75)
Charge-offs	(772)	(691)	(1,228)	(805)	(689)
Recoveries	460	611	266	477	252
Net charge-offs	(312)	(80)	(962)	(328)	(437)
Ending balance	$19,633	$21,099	$20,467	$20,233	$20,127

Nonperforming Assets
Non-covered nonperforming assets
Nonaccrual loans	$17,487	$16,626	$16,196	$17,847	$17,100
Accruing loans past due 90 days or more	62	64	243	-	3
Troubled debt restructurings ("TDRs")(1)	115	115	158	73	74
Total non-covered nonperforming loans	17,664	16,805	16,597	17,920	17,177
OREO	4,052	4,187	5,313	4,873	5,088
Total non-covered nonperforming assets	$21,716	$20,992	$21,910	$22,793	$22,265

Covered nonperforming assets
Nonaccrual loans	$688	$680	$1,955	$647	$815
Total covered nonperforming loans	688	680	1,955	647	815
OREO	2,437	2,017	2,279	4,034	4,079
Total covered nonperforming assets	$3,125	$2,697	$4,234	$4,681	$4,894

Additional Information
Performing TDRs(2)	$13,336	$13,562	$13,474	$13,889	$13,965
Total TDRs(3)	13,451	13,677	13,632	13,962	14,039

Non-covered ratios
Nonperforming loans to total loans	1.00%	0.97%	0.98%	1.10%	1.07%
Nonperforming assets to total assets	0.91%	0.87%	0.92%	0.96%	0.93%
Non-PCI allowance to nonperforming loans	111.08%	125.48%	123.17%	112.61%	117.06%
Non-PCI allowance to total loans	1.11%	1.22%	1.21%	1.24%	1.26%
Annualized net charge-offs to average loans	0.07%	0.02%	0.23%	0.08%	0.11%

Total ratios
Nonperforming loans to total loans	1.00%	0.97%	1.05%	1.09%	1.06%
Nonperforming assets to total assets	1.01%	0.95%	1.06%	1.12%	1.10%
Allowance for loan losses to nonperforming loans	106.98%	120.67%	110.32%	108.97%	111.87%
Allowance for loan losses to total loans	1.07%	1.17%	1.16%	1.19%	1.19%
Annualized net charge-offs to average loans	0.07%	0.02%	0.22%	0.08%	0.10%

(1)	Accruing TDRs restructured within the past six months or nonperforming
(2)	Accruing TDRs with six months or more of satisfactory payment performance
(3)	Accruing total TDRs

9